RBB Fund, Inc.

Altair Smaller Companies Fund

Supplement dated October 3, 2016

to the Prospectus and Statement of Additional Information (“SAI”) each dated

December 31, 2015

1)                                   Effective October 3, 2016, U.S. Bancorp Fund Services, LLC will replace BNY Mellon Investment Servicing (US) Inc. as the fund administrator and fund accountant to the Fund. Accordingly, all references to BNY Mellon Investment Servicing (US) Inc. in the Prospectus and SAI should be replaced with U.S. Bancorp Fund Services, LLC (“USBFS”).

2)                                   Effective November 21, 2016, USBFS will replace BNY Mellon Investment Servicing (US) Inc. as the transfer agent and dividend paying agent to the Fund, U.S. Bank, N.A., will replace The Bank of New York Mellon as the custodian to the Fund, and Quasar Distributors, LLC will replace Foreside Funds Distributors, LLC as the distributor of the Fund.  Accordingly, all references to BNY Mellon Investment Servicing (US) Inc., The Bank of New York Mellon and Foreside Funds Distributors, LLC in the Prospectus and SAI should be replaced with USBFS, U.S. Bank, N.A. and Quasar Distributors, LLC, respectively.

3)                                   Effective November 21, 2016, shareholder account information regarding purchase and redemption of Fund shares described in the Prospectus is supplemented with the following:

All Fund purchase orders, redemption requests, correspondence, and any changes to shareholder accounts must be directed to USBFS at the following address:

Regular Mail:	Overnight Mail:
Altair Smaller Companies Fund	Altair Smaller Companies Fund
c/o U.S. Bancorp Fund Services	c/o U.S. Bancorp Fund Services
P.O. Box 701	615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

Opening an Account

Subject to acceptance by the Fund, an account may be opened by completing and signing an account application and mailing it to the Transfer Agent at the address noted above, together with a check payable to the Altair Smaller Companies Fund.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

Shares will be purchased at the NAV next computed after the time the application and funds are received in proper order and accepted by the Fund. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

Wire Instructions:

U.S. Bank National Association

777 East Wisconsin Ave

Milwaukee WI 53202

ABA 075000022

Credit:

U.S. Bancorp Fund Services

Account #112-952-137

For Further Credit to:

Altair Smaller Companies Fund

(shareholder registration)

(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

For Subsequent Investments – By wire

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

4)                                   The section titled “SHAREHOLDER INFORMATION – Purchase of Fund Shares –Automatic Investment Plan” on page 15 of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Once your account has been opened with the initial minimum investment, you may make additional purchases at regular intervals through an automatic investment plan (the “Automatic Investment Plan”). The Automatic Investment Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly or quarterly basis. In order to participate in the Automatic Investment Plan, each purchase must be in the amount of $250 or more, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the Automatic Investment Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s transfer agent at 1-844-261-6482. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five (5) days prior to effective date.

5)                                   The section titled “SHAREHOLDER INFORMATION – Purchase of Fund Shares –Retirement Plan/IRA Accounts” on page 17 of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-844-261-6482 for information on:

•           Individual Retirement Plan, including Traditional IRAs and Roth IRAs.

•           Small Business Retirement Plans, including Simple IRAs and SEP IRAs

•           Coverdell Education Savings Accounts

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholding. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.

6)                                   The section titled “SHAREHOLDER INFORMATION – Redemption of Fund Shares – Redemption by Mail” on page 18 of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Your redemption request should be addressed to Altair Smaller Companies Fund, c/o U.S. Bancorp Fund Services, LLC, P. O. Box 701, Milwaukee, WI 53201-0701, or for overnight delivery to Altair Smaller Companies Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI  53202.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:

•                 If ownership is being changed on your account;

•                 When redemption proceeds are payable or sent to any person, address or bank account not on record;

•                 For all redemptions in excess of $50,000 from any shareholder account.

The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Nonfinancial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

7)                                   The section titled “SHAREHOLDER INFORMATION – Redemption of Fund Shares –Redemption by Telephone” on page 18 of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

In order to utilize the telephone redemption option, you must indicate that option on your Account Application.  You may then initiate a redemption of Shares in the amount of up to $50,000 by calling the Transfer Agent at 1-844-261-6482.

Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record.  Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system.

Once a telephone transaction has been placed, it cannot be canceled or modified.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

8)                                  The following is hereby added to the end of the section titled “SHAREHOLDER INFORMATION – Redemption of Fund Shares” on page 19 of the Fund’s Prospectus:

IRA and other retirement plan redemptions

If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

Shares held in IRA accounts may be redeemed by telephone at 1-844-261-6484. Investors will be asked whether or not to withhold taxes from any distribution.

9)                                   The following paragraph is hereby added to the section titled “SHAREHOLDER INFORMATION – Dividends and Distributions” on page 19 of the Fund’s Prospectus:

All distributions will be reinvested in Fund shares unless you elect to receive cash. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions. You may change the distribution option on your account at any time by telephone or in writing. You should notify the Transfer Agent in writing or by telephone at least 5 days prior to the next distribution.

10)                           The following language is hereby added to the end of the section titled “SHAREHOLDER INFORMATION” on page 22 of the Fund’s Prospectus:

ADDITIONAL INFORMATION

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-844-261-6482 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Lost Shareholder

It is important that the Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, they will determine whether the investor’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

Please retain this supplement for your reference